UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 14, 2014

Echo Therapeutics, Inc.
 (Exact name of Company as specified in its charter)

Delaware	000-23017	41-1649949
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Penn Center 1628 JFK Blvd., Suite 300 Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Company’s telephone number, including area code: (215) 717-4100

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 14, 2014, Echo Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2014.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information furnished pursuant to Item 2.02 of this report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On August 14, 2014, the Company announced that it had made staff reductions comprising approximately 35% of the Company's workforce.  Affected employees were notified on August 12, 2014.

Conditioned on the execution of a release of potential claims, all employees whose employment was terminated, as part of the workforce reduction, were offered severance pay.

The Company estimates that a one-time severance charge, including payment of accrued, unused vacation, related to the workforce reduction of approximately $56,000 will be recorded in the third quarter of 2014. The Company does not anticipate that there will be any further material future cash expenditure associated with the workforce reduction.  The estimated savings and costs noted above are subject to a number of assumptions. Actual results and experience may differ materially as a result of various important factors, including the risks and uncertainties described under the heading "Forward-Looking Statements" in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated by reference herein. The Company may incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the workforce reduction.

Item 8.01.   Other Events.

On August 14, 2014, the Company issued a business update highlighting recent corporate events and steps the Company has taken to substantially reduce operating costs and preserve cash while further focusing its development efforts and resources on implementing key product performance enhancements to its Symphony® CGM System.  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits.

The Exhibits listed in the Exhibit Index immediately preceding such Exhibits are filed with or incorporated by reference in this report.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: August 19, 2014	By: /s/ Kimberly A. Burke
Kimberly A. Burke
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on August 14, 2014.